                                                               Exhibit (g)(vi)

                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A

Fund                                                           Effective Date

Schwab 1000 Fund                                               January 1, 1994
Schwab Long-Term Government                                    May 1, 1993
    Bond Fund
Schwab Short/Intermediate                                      May 1, 1993
    Government Bond Fund
Schwab Long-Term California                                    May 1, 1993
    Tax-Free Bond Fund
Schwab Short/Intermediate                                      May 1, 1993
    California Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund                            May 1, 1993
Schwab Short/Intermediate                                      May 1, 1993
    Tax-Free Bond Fund
Schwab YieldPlus Fund                                          July 21, 1999
Schwab GNMA Fund                                               January 27, 2003
Schwab California Tax-Free YieldPlus Fund                      November 15, 2004
Schwab Tax-Free YieldPlus Fund                                 November 15, 2004
Schwab Inflation Protected Fund                                January 21, 2006

                                            SCHWAB INVESTMENTS

                                            By:    /s/ Stephen B. Ward
                                                   -----------------------------
                                            Name:  Stephen B. Ward
                                            Title: Senior Vice President and
                                                   Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    /s/ Fred Potts
                                                   -----------------------------
                                            Name:  Fred Potts
                                            Title: Senior Vice President

Dated:  August 31, 2005
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                                     AMENDED

                                   SCHEDULE C

                               TRANSFER AGENT FEES

Fund                                   Fee

Schwab 1000 Fund                       Five one-hundredths of one percent (.05%)
                                       of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Short-Term Bond Market Fund     Five one-hundredths of one percent (.05%)
(Formerly known as Schwab Short-Term   of the Fund's average annual net assets,
Bond Market Index Fund; and Schwab     calculated and payable on a monthly basis
Short/Intermediate

Schwab Total Bond Market Fund          Five one-hundredths of one percent (.05%)
(Formerly known as Schwab Total Bond   of the Fund's average annual net assets,
Market Index Fund; and Schwab          calculated and payable on a monthly basis
Long-Term Government Bond Fund)

Schwab Long-Term California            Five one-hundredths of one percent (.05%)
Tax-Free Bond Fund                     of the Fund's average annual net assets,
                                       calculated and payable on a monthly basis

Schwab Short/Intermediate              Five one-hundredths of one percent (.05%)
California Tax-Free Bond Fund          of the Fund's average annual net assets,
                                       calculated and payable on a monthly basis

Schwab Long-Term Tax-Free Bond Fund    Five one-hundredths of one percent (.05%)
                                       of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Short/Intermediate Tax-Free     Five one-hundredths of one percent (.05%)
Bond Fund                              of the Fund's average annual net assets,
                                       calculated and payable on a monthly basis

Schwab YieldPlus Fund                  Five one-hundredths of one percent (.05%)
                                       of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab GNMA Fund                       Five one-hundredths of one percent (.05%)
                                       of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab California Tax-Free             Five one-hundredths of one percent (.05%)
YieldPlus Fund                         of the Fund's average annual net assets,
                                       calculated and payable on a monthly basis

Schwab Tax-Free YieldPlus Fund         Five one-hundredths of one percent (.05%)
                                       of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Inflation Protected Fund        Five one-hundredths of one percent (.05%)
                                       of the Fund's average annual net assets, calculated and payable on a monthly basis

                                            SCHWAB INVESTMENTS

                                            By:    /s/ Stephen B. Ward
                                                   -----------------------------
                                            Name:  Stephen B. Ward
                                            Title: Senior Vice President and
                                                   Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:    /s/ Fred Potts
                                                   -----------------------------
                                            Name:  Fred Potts
                                            Title: Senior Vice President

Dated: August 31, 2005